UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 21,2003

                    SALOMON SMITH BARNEY HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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         New York                 1-4346             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

                    SALOMON SMITH BARNEY HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the twelve-month periods ended December 31, 2002 and 2001 and provides certain additional financial information.

                SALOMON SMITH BARNEY HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                   December 31,
                                                            --------------------

                                                                  2002      2001
                                                                  ----      ----
Total stockholder's equity                                    $ 12,558  $ 11,698
Total assets under fee-based management                       $437,400  $478,200

                                                                       Twelve
                                                                    Months Ended
                                                                    December 31,
                                                               -----------------
                                                                  2002      2001
                                                                  ----      ----
Revenues:
   Commissions                                                $  3,845  $  3,619
   Investment banking                                            3,420     3,914
   Asset management and administration fees                      3,147     3,278
   Principal transactions                                          576     1,783
   Other                                                           662       543
                                                                ------    ------

      Total noninterest revenues                                11,650    13,137
                                                                ------    ------
   Interest and dividends                                        9,600    14,237
   Interest expense                                              6,844    11,987
                                                                ------    ------
      Net interest and dividends                                 2,756     2,250
                                                                ------    ------

      Revenues, net of interest expense                         14,406    15,387
                                                                ------    ------
Noninterest expenses:
   Compensation and benefits                                     7,425     8,140
   Floor brokerage and other production                            710       697
   Communications                                                  664       668
   Occupancy and equipment                                         554       604
   Advertising and market development                              289       360
   Professional services                                           312       302
   Other operating and administrative expenses                   1,408       379
   Restructuring charge (credit)                                   (9)       117
                                                                ------    ------
      Total noninterest expenses                                11,353    11,267
                                                                ------    ------
Income before income taxes and cumulative
  effect of changes in accounting principles                     3,053     4,120

Provision for income taxes                                       1,242     1,492
                                                                ------    ------

Income before cumulative effect of
changes in accounting principles                                 1,811     2,628
                                                                ------    ------

Cumulative effect of changes in accounting
  principles (net of tax benefit of $16 and $1, respectively)     (24)       (1)
                                                                ------    ------
Net income                                                    $  1,787  $  2,627
                                                              ========  ========

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 22, 2003       SALOMON SMITH BARNEY HOLDINGS INC.


                               By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller